Exhibit 10.2

                                             NO. L042799
                                             VANCOUVER REGISTRY



            IN THE SUPREME COURT OF BRITISH COLUMBIA

  IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002,
          CHAPTER 57, AS AMENDED, SECTIONS 288 AND 291

                              AND

                IN THE MATTER OF THE ARRANGEMENT
                             AMONG
             TRANSWORLD MEDIA INC. AND ITS MEMBERS
                              AND
                   NORTH COAST PARTNERS, INC.



                           O R D E R


BEFORE THE HONOURABLE MR.               )  WEDNESDAY, THE 17th DAY
JUSTICE GROBERMAN                       )
                                       )  OF NOVEMBER, 2004
                                       )
                                       )



     UPON THE APPLICATION of the Petitioners, coming on for hearing on this day before me at Vancouver, British Columbia;

      AND UPON reading the Affidavit of MEL VENKATESWARAN and the exhibits thereto, sworn the 10th day of November, 2004, and filed;

      AND UPON reading the Affidavit of TERESA J. DOHERTY, CGA, sworn the 1st day of October, 2004, and filed;

       AND  UPON  hearing  Paul  A.  Bowes,  Esq.,  counsel  for   the
Petitioners;

     AND UPON considering and finding that all terms and conditions of the continuance of Transworld to Wyoming and the subsequent exchange of shares pursuant to the plan of Arrangement are fair to the shareholders of the Petitioners;

      AND UPON being advised by counsel for the Petitioners that this Court's consideration of the fairness of the Arrangement and the approval of the Arrangement will serve as a basis for the reliance upon an exemption from the registration provisions contained in section 3(a)(10) of the United States Securities Act of 1933, as amended, with respect to the exchange of securities of the Petitioners pursuant to the Arrangement;


1. THIS COURT ORDERS that the plan of Arrangement of Transworld Media Inc. and North Coast Partners, Inc. is approved pursuant to
Section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended, in accordance with the terms of the Plan of Arrangement and Share Exchange Agreement between the companies dated September 29, 2004 and filed herein.

2. The Arrangement is to be effective on the date which this Order and the certificate of continuance are delivered to the Registrar of Companies pursuant to Sections 292 and 311, respectively, of the Business Corporations Act.

                                   BY THE COURT

                                   s/"Registrar"
                                   _________________________________
                                   REGISTRAR

Approved as to form:



s/"P. Bowes"
_______________________________
Paul A. Bowes, Esq.
Counsel for the Petitioners


             NO. L042799
                      VANCOUVER REGISTRY



        IN THE SUPREME COURT OF
            BRITISH COLUMBIA

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002,
        CHAPTER 57, AS AMENDED,
        SECTIONS 288 AND 291 AND
    IN THE MATTER OF THE ARRANGEMENT
                 AMONG
 TRANSWORLD MEDIA INC. AND ITS MEMBERS
                  AND
       NORTH COAST PARTNERS, INC.




               O R D E R



         SALLEY BOWES HARWARDT
       Barristers and Solicitors
    1750 - 1185 West Georgia Street
        Vancouver, B.C.  V6E 4E6
            (604) 688 - 0788

          Paul A. Bowes, Esq.